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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 7, 2001
                                                         -------------

                      Optical Communication Products, Inc.
                      ------------------------------------
              (Exact name of registrant as specified in charter)


        Delaware                     000-31861             95-4344224
        --------                     ---------             ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                  Identification No.)


20961 Knapp Street, Chatsworth, California                         91311
------------------------------------------                         -----
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (818) 701-0164
                                                          --------------


       _________________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 5  OTHER EVENTS
        ------------

          On January 26, 2001, Optical Communication Products, Inc. (the "Registrant") elected Messrs. Masao Konomi and John Lemasters to its Board of Directors and as members of the Registrant's Audit Committee, and appointed Dr. Muoi Van Tran as Chairman of the Board of Directors. A copy of the press release issued by the Registrant on March 7, 2001 concerning the foregoing matters is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

   (c) Exhibits   The following document is filed as an exhibit to this report:
       --------
         99.1     Press Release dated March 7, 2001.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Optical Communication Products, Inc.



Date:  March 9, 2001                     By: /s/ Susie L. Nemeti
                                            ------------------------------------
                                             Susie L. Nemeti,
                                             Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

Exhibits     The following document is filed as an exhibit to this report:
--------
  99.1       Press Release dated March 7, 2001.